UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 26, 2016

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, California 94090
(Address of principal executive offices)
(650) 577-3600
(Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On September 26, 2016, VistaGen Therapeutics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), where 4,943,789 shares of the Company’s common stock, 62.02% of the shares issued and outstanding as of the record date for the Annual Meeting, were represented in person or by proxy. All matters voted upon at the Annual Meeting were approved by the Company’s stockholders. The results of the voting are set forth below.

Proposal No. 1- Election of Directors
	For		Withheld
	Votes	% Voted	Votes	% Voted
Jon S. Saxe	3,491,384	79.95%	875,575	20.05%
Shawn K. Singh	3,607,492	82.61%	759,467	17.39%
H. Ralph Snodgrass	4,267,739	97.73%	99,220	2.27%
Brian J. Underdown	3,491,384	79.95%	875,575	20.05%
Jerry B. Gin	4,366,959	100.00%	–	–

The Company’s Directors are required to be elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected by the Company’s stockholders to serve on the Board of Directors until the 2017 Annual Meeting of Stockholders, or until their successors are elected and qualified.

Proposal No. 2- Approval of Amended and Restated 2016 Equity Incentive Plan

	For	Against	Abstain
Votes	3,484,758	876,208	400
% Voted	79.90%	20.09%	0.01%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s Amended and Restated 2016 Equity Incentive Plan was approved, and all issuances thereunder to date were ratified.

Proposal No. 3- Advisory Vote to Approve Executive Compensation (“Say-On-Pay Proposal”)

	For	Against	Abstain
Votes	3,484,502	882,057	400
% Voted	79.79%	20.20%	0.01%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders voted, on an advisory basis, in favor of the compensation paid to the Company’s named executive officers, as disclosed in the Executive Compensation section of the Company’s Annual Report on Form 10-K for the year ended March 31, 2016, as well as in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on August 8, 2016.

Proposal No. 4- Advisory Vote to Approve the Frequency of Advisory Votes on Executive Compensation

	Three Years	Two Years	One Year	Abstain
Votes	3,028,451	140,360	1,147,822	50,326
% Voted	69.35%	3.21%	26.28%	1.15%

Based upon the results of voting on this proposal, and consistent with the Board’s previous recommendation, the Board has determined that the Company’s stockholders will vote on a Say-On-Pay Proposal every three years. The next required vote on the frequency of such Say-On-Pay Proposals will be at the Company’s 2019 Annual Meeting of Stockholders.

Proposal No. 5- Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	4,943,389	–	400
% Voted	99.99%	–	0.01%

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders ratified the appointment of OUM & Co, LLP as the Company’s independent auditors for the fiscal year ending March 31, 2017.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on August 8, 2016.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: September 27, 2016	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer